UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment Number One
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  November 20, 2019
(Earliest Event Date requiring this Report: November 18, 2019)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

431 Fairway Drive, Suite 200
Deerfield Beach, Florida 33441
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of Exchange Act:

Title of Class of Securities	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of the OTC Markets Group, Inc. under the trading symbol “CAPC.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   [_]

Item 2.02.  Results of Operations and Financial Condition.

Capstone Companies, Inc., a Florida corporation, (“Company”) conducted a webcast and conference call on Monday, November 18, 2019, at 10:30 a.m., Eastern Standard Time, to discuss Company’s business and financial results for the fiscal quarter ended September 30, 2019. A telephonic replay is available until Monday, November 25, 2019. To listen to the archived conference call, dial (412) 317-6671 and enter conference ID number 13696116.

The transcript of the November 18, 2019 webcast and conference call is filed as Exhibit 99.2 to this Current Report on Form 8-K/A, Amendment Number One.

Item 7.01.  Regulation FD Disclosure

The disclosures in Item 2.02 above are incorporated into and referenced in this Item 7.01.

The information discussed under Item 2.02 above and this Item 7.01, including Exhibit 99.2 to this Current Report on Form 8-K/A, Amendment Number One, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The contents of any URL's referenced in Exhibit 99.2 is not incorporated into this Current Report on Form 8-K/A, Amendment Number One, or any other filings by the Company with the Commission.

ITEM 9.01.  Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	November 18, 2019 Transcript of the Webcast/Conference Call by Capstone Companies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ Stewart Wallach
Stewart Wallach, Chief Executive Officer
Dated: November 20, 2019